April 4, 2005

<<Investor Name>>

<<Investor Address1>>

<<Investor Address2>>

<<Investor City, State, ZIP>>

Re: Distributions from Property Sales

Dear <<Investor>>:

I am pleased to provide you with an estimate of your distribution of net sale proceeds from the sale of certain properties in which your Wells Real Estate Fund(s) are invested. In May 2005, Wells plans to pay your distribution on the properties sold in the amount of $<<dollar amount of all funds>>. Please note that this figure represents a gross amount, and any federal or state withholding rules will be applied to the final distribution.

For your reference, I've also included distribution instructions on file where applicable. In circumstances where the funds do not have instructions on file, Wells will use the default instructions. If you would like to reinvest your distribution in another Wells product, please notify your financial representative to ensure Wells receives the proper paperwork no later than April 29, 2005.

<<Smart Paragraph A: Only Insert for Wells Advisors Accounts>>

<<U.S. Bank Account

Our records indicate that U.S. Bank is your custodian. We highly recommend that you contact your financial representative in order to understand the tax and/or other implications related to this planned distribution. If U.S. Bank does not receive instructions specifying an alternative distribution method by April 15, 2005, we will place your distribution into a specially designated interest-bearing account inside of the IRA so that this initial distribution will be treated as a nontaxable event. This account will serve as a holding account until Wells receives further direction from you. >>

The estimated amounts of net sale proceeds being distributed to limited partners for each fund in which you are a limited partner areis as follows:

Wells Fund Estimated Net Sale Proceeds Distribution

<<Wells Real Estate Fund III, L.P.>> <<Amount>>

<<Wells Real Estate Fund V, L.P.>> <<Amount>>

<<Wells Real Estate Fund VI, L.P.>> <<Amount>>

<<Wells Real Estate Fund VII, L.P.>> <<Amount>>

<<Wells Real Estate Fund VIII, L.P.>> <<Amount>>

<<Wells Real Estate Fund IX, L.P.>> <<Amount>>

<<Wells Real Estate Fund XI, L.P.>> <<Amount>>

<<Wells Real Estate Fund XII, L.P.>> <<Amount>>

Wells Real Estate Funds will disburse the amount of net sale proceeds as follows:

INSTRUCTIONS <Default/On File>

INSTRUCTION TYPE <Check/EFT/DRP/IRA Transfer>

RECIPIENT <Who>

ADDRESS <Only for Check or IRA Transfer>

FIXED AMOUNT/PERCENT <How $ is split for multiple instructions>

ELECTIVE WITHHOLDING PERCENT <If Any>

EXTERNAL ACCOUNT NUMBER <Third Party Account Number>

<<Smart Paragraph B>>

<<Wells Real Estate Fund III, L.P.

The net sale proceeds distribution for Fund III totals approximately $775,000, with proceeds coming from the sales of Stockbridge Village Shopping Center, 880 Holcomb Bridge Road, and Brookwood Grill.

The Stockbridge Village Shopping Center sale closed on April 29, 2004. The total net sale proceeds were $12,024,223, and proceeds of approximately $6,879,238 were allocated to Fund III. Approximately $626,466 of these proceeds has been used for the Fund's pro-rata share of the re-leasing costs at 4400 Cox Road. In November 2004, approximately $5,698,820 of the proceeds was distributed. The remaining approximately $553,953 will be included in the planned distribution.

The 880 Holcomb Bridge Road property was sold on July 1, 2004. The total net sale proceeds were approximately $6,889,379, and approximately $607,643 in net sale proceeds has been allocated to Fund III. Approximately $143,029 of these proceeds has been used for the Fund's pro-rata share of the re-leasing costs at 4400 Cox Road. The planned distribution includes approximately $90,075 of these proceeds. The remaining $374,539 is being reserved to fund anticipated re-leasing costs for the remaining vacancy at 4400 Cox Road, as well as anticipated capital expenditures at Boeing at the Atrium.

The Brookwood Grill property was sold on July 1, 2004. The total net sale proceeds were approximately $2,346,693, and approximately $883,530 in net sale proceeds has been allocated to Fund III. The planned distribution includes approximately $130,972 of these proceeds. The remaining approximately $752,558 of proceeds is being reserved to fund anticipated re-leasing costs for the remaining vacancy at 4400 Cox Road, as well as anticipated capital expenditures at Boeing at the Atrium.

Distribution of net sale proceeds is governed by Article IX of the Partnership Agreement. The section of Article IX that covers the calculation of this distribution is explained below.

  Class A and Class B limited partners will receive equal amounts, on a per-unit basis, until each limited partner has received aggregate distributions of net sale proceeds equal to the amount of each limited partner's original capital contribution.

<<Wells Real Estate Fund V, L.P.

The net sale proceeds distribution for Fund V totals approximately $2,350,000, with proceeds coming from the sales of the Village Overlook I & II, Stockbridge Village II, and Marathon properties.

Village Overlook was sold on September 29, 2003, with net sale proceeds totaling approximately $4,995,305. The net sale proceeds that were allocated to Fund V were approximately $3,113,729. Approximately $558,665 of these proceeds has been used for the Fund's pro-rata share of re-leasing costs, operating expenses, and building improvements at 10407 Centurion Parkway North and the Marathon building. In November 2004, approximately $2,221,218 of the proceeds was distributed. The remaining approximately $333,846 of proceeds will be included in the planned distribution.

Stockbridge Village II was sold on April 29, 2004, with net sale proceeds totaling approximately $2,705,451. The net sale proceeds that were allocated to Fund V were approximately $1,255,410, and these proceeds will be included in the planned distribution.

The Marathon property was sold on December 29, 2004. The total net sale proceeds were approximately $9,927,330, and approximately $1,634,039 in net sale proceeds has been allocated to Fund V. Approximately $77,916 of these proceeds has been used for the Fund's pro-rata share of re-leasing costs, operating expenses, and building improvements at 10407 Centurion Parkway North . The planned distribution includes approximately $760,744 of these proceeds. The remaining approximately $795,378 of proceeds is being reserved to fund anticipated re-leasing costs for the remaining vacancy at 10407 Centurion Parkway North.

Distribution of net sale proceeds is governed by Article IX of the Partnership Agreement. The section of Article IX that covers the calculation of this distribution is explained below.

  The Stockbridge Village II property was sold for less than the original purchase price. The Partnership Agreement states that in the event the partnership sells any Partnership Property at a sale price which is less than the original Purchase Price, Class A limited partners shall receive an amount equal to the excess of the original Purchase Price over the sale price of such Partnership Property, but not in excess of depreciation, amortization, or cost recovery allocations previously made to Class B limited partners.
  Remaining net sale proceeds will be distributed, on a per-unit basis, to Class A and Class B limited partners until each limited partner has received aggregate distributions of net sale proceeds equal to the amount of each limited partner's original capital contribution.

<<Wells Real Estate Fund VI, L.P.

The net sale proceeds distribution for Fund VI totals approximately $5,600,000, with proceeds coming from the sales of 880 Holcomb Bridge Road and Marathon.

The 880 Holcomb Bridge Road property was sold on July 1, 2004. The total net sale proceeds were approximately $6,889,379, and approximately $1,801,573 in net sale proceeds has been allocated to Fund VI. These proceeds are included in the planned distribution.

The Marathon property was sold on December 29, 2004. The total net sale proceeds were approximately $9,927,330, and approximately $4,152,602 in net sale proceeds has been allocated to Fund VI. The planned distribution includes approximately $3,798,426 of these proceeds. The remaining approximately $354,176 of proceeds is being reserved to fund potential capital costs relating to the remaining assets in the Fund.

Distribution of net sale proceeds is governed by Article IX of the Partnership Agreement. The section of Article IX that covers the calculation of this distribution is explained below.

  Class A and Class B limited partners will receive equal amounts, on a per-unit basis, until each limited partner has received aggregate distributions of net sale proceeds equal to the amount of each limited partner's original capital contribution.

<<Wells Real Estate Fund VII, L.P.

The net sale proceeds distribution for Fund VII totals approximately $7,250,000, with proceeds coming from the sales of the Stockbridge Village III, Stockbridge Village I Expansion, Hannover Center, 880 Holcomb Bridge Road, and Marathon properties.

Stockbridge Village III was sold on April 29, 2004, with net sale proceeds totaling approximately $2,909,853. The net sale proceeds that were allocated to Fund VII were approximately $1,606,248. In November 2004, approximately $1,486,947 of the proceeds was distributed. The remaining approximately $119,301 of proceeds will be included in the planned distribution.

Stockbridge Village I Expansion was sold on April 29, 2004, with net sale proceeds totaling approximately $4,108,277. The net sale proceeds that were allocated to Fund VII were approximately $2,267,781, and approximately $2,099,346 of these proceeds was distributed in November 2004. The remaining approximately $168,435 of proceeds will be included in the planned distribution.

Hannover Center was sold on April 29, 2004. The net sale proceeds were approximately $1,703,431, and approximately $624,067 was allocated to Fund VII. The November 2004 distribution included approximately $577,716 of these proceeds. The remaining approximately $46,351 of proceeds will be included in the planned distribution.

The 880 Holcomb Bridge Road property was sold on July 1, 2004. The total net sale proceeds were approximately $6,889,379, and approximately $3,473,625 in net sale proceeds has been allocated to Fund VII. These proceeds are included in the planned distribution.

The Marathon property was sold on December 29, 2004. The total net sale proceeds were approximately $9,927,330, and approximately $4,140,689 in net sale proceeds has been allocated to Fund VII. The planned distribution includes approximately $3,442,288 of these proceeds. The remaining approximately $698,401 of proceeds is being reserved to fund potential capital costs relating to the remaining assets in the Fund.

Distribution of net sale proceeds is governed by Article IX of the Partnership Agreement. The sections of Article IX that cover the calculation of this distribution are explained below.

  Net sale proceeds will be distributed first to Class B limited partners until each Class B limited partner receives an amount equal to the distribution of net cash flow from operations previously paid to the Class A limited partners, on a per-unit basis, during the same ownership period that each Class B limited partner held his Class B units, respectively.
  Remaining net sale proceeds will be distributed, on a per-unit basis, to Class A and Class B limited partners in equal amounts until each limited partner has received aggregate distributions equal to the amount of each limited partner's original capital contribution.

<<Wells Real Estate Fund VIII, L.P.

The net sale proceeds distribution for Fund VIII totals approximately $5,300,000, with proceeds coming from the sales of the Tanglewood Commons outparcel, Hannover Center, Cirrus Logic lease termination, and 15253 Bake Parkway.

The Tanglewood Commons outparcel was sold on October 7, 2002, with net sale proceeds totaling approximately $524,398. The net sale proceeds that were allocated to Fund VIII were approximately $169,643, and these proceeds are included in the planned distribution.

Hannover Center was sold on April 29, 2004. The net sale proceeds were approximately $1,703,431, and approximately $1,079,364 was allocated to Fund VIII. These proceeds will be included in the planned distribution.

The Cirrus Logic lease termination was executed on August 20, 2004. As part of the termination agreement, the tenant paid $800,000 to reimburse the unamortized leasing costs, and approximately $438,374 has been allocated to Fund VIII. These proceeds are included in the planned distribution.

The 15253 Bake Parkway property was sold on November 30, 2004. The total net sale proceeds were $11,892,035, and approximately $5,487,477 in net sale proceeds has been allocated to Fund VIII. Approximately $288,401 of these proceeds has been used for the Fund's pro-rata share of re-leasing costs for the Gambro Healthcare lease at the property . The planned distribution includes approximately $3,612,620 of these proceeds. The remaining approximately $1,586,456 of proceeds is being reserved to fund potential capital costs relating to the remaining assets in the Fund.

Distribution of net sale proceeds is governed by Article IX of the Partnership Agreement. The sections of Article IX that cover the calculation of this distribution are explained below.

The Cirrus Logic Unamortized Leasing Costs were sold at a sale price which was less than the purchase price originally paid. The Partnership Agreement states that in the event the partnership sells any Partnership Property at a sale price which is less than the original Purchase Price, Class A limited partners shall receive an amount equal to the excess of the original Purchase Price over the sale price of such Partnership Property, but not in excess of depreciation, amortization, or cost recovery allocations previously made to Class B limited partners.
  Then, nNet sale proceeds will first be distributed to Class B limited partners until each Class B limited partner receives an amount equal to the distribution of net cash flow from operations previously paid to the Class A limited partners, on a per-unit basis, during the same ownership period that each Class B limited partner held his Class B units, respectively.
  Remaining net sale proceeds will be distributed, on a per-unit basis, to Class A and Class B limited partners in equal amounts until each limited partner has received aggregate distributions equal to the amount of each limited partner's original capital contribution.

<<Wells Real Estate Fund IX, L.P.

The net sale proceeds distribution for Fund IX totals approximately $2,850,000, with proceeds coming from the Cirrus Logic lease termination and the sale of 15253 Bake Parkway.

The Cirrus Logic lease termination was executed on August 20, 2004. As part of the termination agreement, the tenant paid $800,000 to reimburse the unamortized leasing costs, and approximately $361,626 has been allocated to Fund IX. These proceeds are included in the planned distribution.

The 15253 Bake Parkway property was sold on November 30, 2004. The total net sale proceeds were $11,892,035, and approximately $4,526,770 in net sale proceeds has been allocated to Fund IX. Approximately $237,910 of these proceeds has been used for the Fund's pro-rata share of re-leasing costs for the Gambro Healthcare lease at the property . The planned distribution includes approximately $2,488,374 of these proceeds. The remaining approximately $1,800,487 of proceeds is being reserved to fund potential capital costs relating to the remaining assets in the Fund.

Distribution of net sale proceeds is governed by Article IX of the Partnership Agreement. The sections of Article IX that cover the calculation of this distribution are explained below.

The Cirrus Logic Unamortized Leasing Costs were sold at a sale price which was less than the purchase price originally paid. The Partnership Agreement states that in the event the partnership sells any Partnership Property at a sale price which is less than the original Purchase Price, Class A limited partners shall receive an amount equal to the excess of the original Purchase Price over the sale price of such Partnership Property, but not in excess of depreciation, amortization, or cost recovery allocations previously made to Class B limited partners.
  Then, nNet sale proceeds will first be distributed to Class B limited partners until each Class B limited partner receives an amount equal to the distribution of net cash flow from operations previously paid to the Class A limited partners, on a per-unit basis, during the same ownership period that each Class B limited partner held his Class B units, respectively.
  Remaining net sale proceeds will be distributed, on a per-unit basis, to Class A and Class B limited partners in equal amounts until each limited partner has received aggregate distributions equal to the amount of each limited partner's original capital contribution.

<<Wells Real Estate Fund XI, L.P.

The net sale proceeds distribution for Fund XI totals approximately $2,300,000, with proceeds coming from the sales of the Cort and Johnson Matthey buildings.

The Cort Building was sold on September 11, 2003, with net sale proceeds totaling approximately $5,563,403. Proceeds of approximately $1,315,906 were allocated to Fund XI. These proceeds are included in the planned distribution.

The Johnson Matthey property was sold on October 5, 2004. The total net sale proceeds were $9,675,000, and approximately $2,529,819 in net sale proceeds has been allocated to Fund XI. The planned distribution includes approximately $984,094 of these proceeds. The remaining approximately $1,545,725 of proceeds is being reserved to fund re-leasing costs for the 20/20, 111 Southchase, Ohmeda, and 360 Interlocken buildings, as well as other capital improvements at the 20/20 building.

Distribution of net sale proceeds is governed by Article IX of the Partnership Agreement. The sections of Article IX that cover the calculation of this distribution are explained below.

  The Cort Building was sold for less than the original purchase price. The Partnership Agreement states that in the event the partnership sells any Partnership Property at a sale price which is less than the original Purchase Price, Class A limited partners shall receive an amount equal to the excess of the original Purchase Price over the sale price of such Partnership Property, but not in excess of depreciation, amortization, or cost recovery allocations previously made to Class B limited partners.
  Then, net sale proceeds will be distributed to Class B limited partners until each Class B limited partner receives an amount equal to the distribution of net cash flow from operations previously paid to the Class A limited partners, on a per-unit basis, during the same ownership period that each Class B limited partner held his Class B units, respectively.
  Remaining net sale proceeds will be distributed, on a per-unit basis, to Class A and Class B limited partners in equal amounts until each limited partner has received aggregate distributions equal to the amount of each limited partner's original capital contribution.

<<Wells Real Estate Fund XII, L.P.

The net sale proceeds distribution for Fund XII totals approximately $1,450,000, with proceeds coming from the sale of the Johnson Matthey building.

The Johnson Matthey property was sold on October 5, 2004. The total net sale proceeds were $9,675,000, and approximately $1,653,361 in net sale proceeds has been allocated to Fund XII. The planned distribution includes approximately $1,450,000 of these proceeds. The remaining approximately $203,361 of proceeds is being reserved to fund re-leasing costs for the 20/20 and 111 Southchase buildings, as well as other capital improvements at the 20/20 and Comdata buildings.

Distribution of net sale proceeds is governed by Article IX of the Partnership Agreement. The sections of Article IX that cover the calculation of this distribution are explained below.

  Proceeds will be distributed to Class B limited partners until each Class B limited partner receives an amount equal to the distribution of net cash flow from operations previously paid to the Class A limited partners, on a per-unit basis, during the same ownership period that each Class B limited partner held his Class B units, respectively.
  Remaining net sale proceeds will be distributed, on a per-unit basis, to Class A and Class B limited partners in equal amounts until each limited partner has received aggregate distributions equal to the amount of each limited partner's original capital contribution.

Please note that in accordance with the terms of the Partnership Agreements, the General Partners will not be receiving any net sale proceeds from this distribution.

Should you have any questions, I invite you to contact a Client Services Specialist at 800-557-4830. The Client Services Department's new hours of operation are Monday through Thursday from 8:15 a.m. to 6:30 p.m., and Friday from 8:15 a.m. to 5:30 p.m. (ET). You may also send an e-mail to clientservices@wellsref.com.

I look forward to continuing to serve as a steward of your assets, and I appreciate your confidence in Wells Real Estate Funds.

Sincerely,

/s/ Leo F. Wells, III

Leo F. Wells III

President

Wells Real Estate Funds

cc: Financial Representative